UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019 (May 3, 2019)

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Albert Quay

Cork, Ireland

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 3, 2019, Johnson Controls International plc (the “Company”) issued a press release announcing the commencement of a “modified Dutch auction” tender offer (the “Equity Tender Offer”) to purchase for cash up to $4,000,000,000 of its ordinary shares, par value $0.01 per share (the “Shares”), at a single per-Share purchase price not greater than $40.00 and not less than $36.00, to the tendering shareholder in cash, less any applicable withholding taxes and without interest. The Equity Tender Offer is being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 3, 2019 (the “Offer to Purchase”), the related letter of transmittal and other related materials filed today as part of the Schedule TO with the Securities and Exchange Commission (the “SEC”). The Company will fund the purchase of Shares in the Equity Tender Offer with a portion of the proceeds from the sale of its Power Solutions business, which was completed on April 30, 2019. The Equity Tender Offer is not conditioned on the receipt of financing or any minimum value of Shares being tendered.

A copy of the press release announcing the Equity Tender Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Neither this report nor the exhibit hereto is a recommendation to buy or sell any of the Company’s securities and shall not constitute an offer to purchase or the solicitation of an offer to sell any securities of the Company. The Equity Tender Offer is being made exclusively pursuant to the Offer to Purchase, the related letter of transmittal and other related materials filed as part of the Schedule TO. The offer materials are being sent to holders of the Shares. Holders may also obtain free copies of the offer materials online at the website of the SEC at www.sec.gov as exhibits to the Tender Offer Statement on Schedule TO filed by the Company today with the SEC or from the Company’s information agent in connection with the Equity Tender Offer.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Johnson Controls International plc, dated May 3, 2019, relating to the Equity Tender Offer (incorporated by reference to Exhibit (a)(5)(A) to the Tender Offer Statement on Schedule TO filed on May 3, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

By:	/s/ Michael R. Peterson
Name:	Michael R. Peterson
Title:	Vice President and Corporate Secretary

Date: May 3, 2019